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                SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                             Form 8-K

          Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  November 28, 1995
                                                 ___________________


                    Aetna Life and Casualty Company
____________________________________________________________________


         (Exact name of registrant as specified in its charter)


                              Connecticut
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            (State or other jurisdiction of incorporation)


       1-5704                                     06-0843808
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(Commission File Number)                      (I.R.S. Employer
                                               Identification No.)


151 Farmington Avenue, Hartford, Connecticut           06156
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(Address of principal executive offices)             (ZIP Code)


Registrant's telephone number, including area code    (860) 273-0123
                                                     _______________




                             Not Applicable
_____________________________________________________________________


      (Former Name or Former Address, if Changed Since Last Report)



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                             TABLE OF CONTENTS
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                                                           Page
                                                           ____

Item 5.  Other Events.                                       3


Item 7(c).  Exhibits.                                        3


Signatures                                                   4



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Item 5. Other Events.

Aetna Life and Casualty Company entered into a definitive agreement, dated November 28, 1995, to sell its property-casualty operations to The Travelers Insurance Group Inc. for total consideration of $4.0 billion in cash. The sale has been approved by both companies' boards of directors and is expected to be completed by mid-year 1996, subject to regulatory approval and other customary conditions. A copy of the press release announcing this sale is attached hereto as
Exhibit 99.1, which exhibit is incorporated herein by reference.

Item 7(c). Exhibits.

Exhibit 99.1 -- Press Release of Aetna Life and Casualty Company dated November 29, 1995.

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                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                 Aetna Life and Casualty Company
                                 _______________________________
                                           (Registrant)


Date  November 29, 1995          By /s/ Robert J. Price
                                    ____________________________
                                      (Signature)

                                      Robert J. Price
                                      Vice President and
                                      Corporate Controller
                                      (Chief Accounting Officer)